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Exhibit 99.3  --  Order of Confirmation


                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


                                       -----------------------------------
--------------------------------------x
In re                                 :  Chapter 11
                                      :
CELLNET DATA SYSTEMS, INC., ET AL.,   :  Case No. 00-844 (PJW)
                                      :
                                      :  (Jointly Administered)
                  Debtors.            :
                                      :
--------------------------------------x
                                       -----------------------------------


                    ORDER CONFIRMING THE AMENDED AND RESTATED
              JOINT CONSOLIDATED LIQUIDATING PLAN OF REORGANIZATION
                            DATED AS OF JULY 11, 2000


                  WHEREAS, CellNet Data Systems, Inc. ("CellNet") and its remaining subsidiaries 1/ (together with CellNet, collectively, the "DEBTORS") having filed the Joint Consolidated Liquidating Plan of Reorganization and the Disclosure Statement for the Joint Consolidated Liquidating Plan of Reorganization, each dated as of June 4, 2000 and having filed the Amended and Restated Disclosure Statement for the Amended and Restated Joint Consolidated Liquidating Plan of Reorganization, dated as of July 11, 2000 (the "DISCLOSURE STATEMENT") and the Amended and Restated Joint Consolidated Liquidating Plan of Reorganization, dated as of July 11, 2000 (the "Plan"); 2/ and

-------------------------------
         1/ The following entities are the remaining subsidiaries of the
Parent: CellNet Funding, L.L.C., CellNet Data Retrofit Services, Inc., CellNet Data Services, Inc., CellNet Data Services (AZ), Inc.,CellNet Data Services (CA), Inc., CellNet Data Services (IS), Inc., CellNet Data Services
(KC), Inc., CellNet Data Services (ME), Inc., CellNet Data Services (MSP), Inc., CellNet Data Services (NH), Inc., CellNet Data Services (PA), Inc., CellNet Data Services (SF), Inc., CellNet Data Services (SL), Inc., CellNet Data Services (TX), Inc., CN Holdings, Inc., CN Holdings (TX), Inc., CN Frequency (ME), Inc., CN Frequency (NH), Inc., CN Frequency (PA), Inc., CN Frequency (SF), Inc. and CN Partners (TX), L.P.

         2/ Unless otherwise defined, capitalized terms used herein shall have the meanings as set forth in the Plan.

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                  WHEREAS, on July 11, 2000, upon finding that the Disclosure
Statement satisfied the requirements of section 1125 of Chapter 11 of Title
11 of the United States Code (the "BANKRUPTCY CODE"), the Court entered an order (the "DISCLOSURE STATEMENT ORDER"), INTER ALIA, approving the
Disclosure Statement, approving the Debtors' ballots and solicitation procedures, fixing the voting and objection deadlines at 2:00 p.m. and 4:00 p.m., respectively, on August 11, 2000, fixing the Confirmation Hearing for August 16, 2000 at 2:00 p.m., and approving the forms of notice to be sent to each Class of Claims or Interests, including the notice of the Confirmation Hearing (the "CONFIRMATION HEARING NOTICE"); and

                  WHEREAS, The Altman Group, Inc., the Debtors' Ballot Agent, transmitted the Disclosure Statement, the Disclosure Statement Order, the Confirmation Hearing Notice and related solicitation materials in compliance with the Disclosure Statement Order, and such transmission is attested to in the affidavit of Kenneth L. Altman, sworn to August 10, 2000 and filed with the Clerk of the Court; and

                  WHEREAS, the Debtors caused the Confirmation Hearing Notice to be published in compliance with the Disclosure Statement Order, and such publication is attested to in the affidavit of Kenneth L. Altman, sworn to on July 20, 2000 and the affidavit of Pamela J. Garstka, the Advertising Clerk of the Publisher of THE WALL STREET JOURNAL (National Edition), sworn to on July 20, 2000, both affidavits were filed with the Clerk of this Court; and

                  WHEREAS, the Debtors filed the affidavit of Kenneth L. Altman, sworn to on August 14, 2000, attesting to the tabulation of all ballots received from holders of Class 3 Claims under the Plan (Class 3 being the only Class to vote on the Plan) by August 11, 2000 at 2:00 p.m. and attesting to the results of the tabulation, with the Debtors receiving 154 acceptances out of 162 votes from Class 3 Claimants, with Class 3 Claimants who voted in favor of the Plan holding $386,298,575.28 in Allowed Claims, such acceptances being 95% in number and 99.9% in principal amount of all ballots received, in satisfaction of the requirements in section 1126 of the Bankruptcy Code; and

                  WHEREAS, the Court received objections from Itron, Inc., State of Missouri Department of Revenue ("STATE OF MISSOURI"), and two individual shareholders; and

                  WHEREAS, the Debtors submitted the Affidavit of John S. Dubel, the Chief Operating Officer of the Debtors, in support of the Debtors' Plan ("DUBEL AFFIDAVIT"); and

                  WHEREAS, the Debtors filed a memorandum of law in support of confirmation of the Plan (the "CONFIRMATION MEMORANDUM"); and

                  WHEREAS, the Confirmation Hearing was held on August 16,
2000;

                  NOW, THEREFORE, the Court having considered the Affidavits referred to above, the Confirmation Memorandum, the record of the Confirmation Hearing and the entire record of these Chapter 11 Cases, and after due deliberation thereon;

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                  IT IS HEREBY FOUND AND DETERMINED that:

                  1. CORE PROCEEDING (28 U.S.C. SECTION 157(b)(2)). This Court has jurisdiction under sections 1334(a) and (b) of title 28 of the United States Code and section 105 of the Bankruptcy Code to consider confirmation of the Plan and all provisions thereof. Confirmation of the Plan is a core proceeding under 28 U.S.C. section 157(b)(2).

                  2. TRANSMITTAL AND MAILING OF MATERIALS; NOTICE. The Disclosure Statement, Confirmation Hearing Notice, Disclosure Statement Order, and the ballots were transmitted and served in compliance with the Disclosure Statement Order and the Bankruptcy Rules and such transmittal and service were adequate and sufficient. Adequate and sufficient notice of the Confirmation Hearing was given in compliance with the Bankruptcy Rules and the Disclosure Statement Order, and no further notice is required.

                  3. PLAN COMPLIANCE WITH BANKRUPTCY CODE (11 U.S.C. SECTION 1129(a)(1)). The Plan complies with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules thereby satisfying 11 U.S.C. section 1129(a)(1).

                  a. PROPER CLASSIFICATION (11 U.S.C. SECTIONS 1122, 1123(a)(1)). The Plan designates three (3) Classes of Claims and two (2) Classes of Interests. Classification of these Claims and Interests is proper and consistent with Section 1122 of the Bankruptcy Code because each Claim and each Interest classified in such Classes is substantially similar to the other Claims and Interests therein. The Plan thereby satisfies Section 1123(a)(1) of the Code.

                  b. SPECIFIED TREATMENT OF UNIMPAIRED CLAUSES (11 U.S.C.
SECTION 1123(a)(2)). The Plan specifies that Classes 1 and 2 are not impaired under the Plan, thereby satisfying Section 1123(a)(2) of the Bankruptcy Code.

                  c. SPECIFIED TREATMENT OF IMPAIRED CLASSES (11 U.S.C.
SECTION 1123(a)(3)). The Plan specifies the treatment of impaired Classes 3, 4 and 5, thereby satisfying section 1123(a)(3) of the Bankruptcy Code.

                  d. NO DISCRIMINATION (11 U.S.C. SECTION 1123(a)(4)). The Plan provides for the same treatment for each Allowed Claim or Interest in each respective Class unless the holder of such Claim or Interest has agreed to a less favorable treatment of such Claim or Interest, thereby satisfying
Section 1123(a)(4) of the Bankruptcy Code.

                  e. IMPLEMENTATION OF THE PLAN (11 U.S.C. SECTION 1123(a)(5)). Section V of the Plan provides adequate and proper means for implementation of the Plan, thereby satisfying section 1123(a)(5) of the Bankruptcy Code.

                  f. NONVOTING EQUITY SECURITIES (11 U.S.C. SECTION 1123(a)(6)). Because the Debtors are no longer a going concern and their primary asset is Cash, the Debtors will not issue any securities nor will they continue in business as incorporated entities. Thus, Section 1123(a)(6) is inapplicable.

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                  g. CONTINUATION OF EXISTING CORPORATE OFFICERS AND
DIRECTORS (11 U.S.C. SECTION 1123(a)(7)). In accordance with Section 1123(a)(7) the continuation of the Chief Operating Officer and the Vice President and Secretary is consistent with the interests of creditors and with public policy.

                  h. IMPAIRMENT OF CLASSES (11 U.S.C. SECTION 1123(b)(1)). In accordance with section 1123(b)(1) of the Bankruptcy Code, Section III of the Plan impairs or leaves unimpaired, as the case may be, each Class of Claims and Interests under the Plan.

                  i. REJECTION OF EXECUTORY CONTRACTS (11 U.S.C. SECTION 1123(b)(2)). The Plan constitutes a motion by the Debtors to (a) reject as of the Effective Date all executory contracts to which such Debtor is a party, except the executory contracts specified in Schedule II of the Plan, and (b) assume the executory contracts specified in Schedule II of the Plan, with cure payments to be made on the First Distribution Date.

                  j. EXCULPATION (11 U.S.C. SECTION 524(e) OBJECTION).
Section VII(B) of the Plan complies with the limitations of section 524(e) of the Bankruptcy Code. Section 1125(e) of the Bankruptcy Code provides a similar safe harbor for postpetition conduct of debtors and others. Section 1129(a)(2) of the Code requires the Court to evaluate the Debtors' postpetition conduct. The exculpatory language of the Plan, which is limited to postpetition conduct, is consistent with section 1129(a)(2) and 1125(e) of the Plan. The State of Missouri has objected to the exculpatory language of the Plan but has not identified any actual harm from such language, indicating mootness of their arguments and a lack of standing as to its arguments. The Plan clearly provides for full payment of the State of Missouri's claims and the Debtors clearly have the resources to make such payment. Finally, the Court does not interpret the exculpation, release and injunction provisions of the Plan or this Order to interfere with the State of Missouri's rights to collect prepetition taxes from nondebtors liable therefore.

                  4. DEBTORS' COMPLIANCE WITH BANKRUPTCY CODE (11 U.S.C.
SECTION 1129(a)(2)). The Debtors have complied with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code.

                  5. PLAN PROPOSED IN GOOD FAITH (11 U.S.C. SECTION 1129(a)(3)). The Debtors have proposed the Plan in good faith and not by any means forbidden by law, thereby satisfying section 1129(a)(3) of the Bankruptcy Code. The objection of Itron, Inc. is withdrawn with the parties reserving all of their rights concerning the estimation and liquidation of Itron's claims. Notwithstanding anything contained herein or in the Plan, the Stipulation and Order Pursuant to Bankruptcy Rule 4001(d) Between Debtor CellNet Data systems, Inc. and Itron, Inc. for Relief from the Automatic Stay, entered by the Court on March 24, 2000, shall remain in full force and effect. The Debtors' good faith is evident from the record of these hearings and the retention of jurisdiction provision in the Plan is entirely customary and lawful.

                  6. PAYMENTS FOR SERVICES OR COSTS AND EXPENSES (11 U.S.C.
SECTION 1129(a)(4)). Any payment made or to be made by any Debtor for services or for costs and expenses in or in connection with the Chapter 11 Case, or in connection with the Plan and incident to the Chapter

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11 Case, has been approved by, or is subject to the approval of, the Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.

                  7. DIRECTORS, OFFICERS, AND INSIDERS (11 U.S.C. SECTION 1129(a)(5)). The Debtors have complied with section 1129(a)(5) of the Bankruptcy Code. To the extent known at this time, the Debtors have disclosed the identity, affiliations and compensation of the Chief Operating Officer and Vice President and Secretary.

                  8. NO RATE CHANGES (11 U.S.C. SECTION 1129(a)(6)). The Debtors are not subject to any governmental regulatory commissions and section 1129(a)(6) is inapplicable.

                  9.       BEST INTERESTS OF CREDITORS TEST (11 U.S.C.
SECTION 1129(a)(7)). The Plan satisfies section 1129(a)(7) of the Bankruptcy Code. Specifically:

                  a. The liquidation analysis provided in the Dubel Affidavit and the Disclosure Statement is satisfactory and has not been controverted by other evidence.

                  b. With respect to each impaired class, each holder of a Claim against or an Interest in a Debtor either has accepted the Plan or will receive or retain under the Plan on account of such Claim or Interest property of a value, as of the Effective Date of the Plan, that is not less than the amount that such holder would receive or retain if such Debtor were liquidated under Chapter 7 of the Bankruptcy Code on such date. No class has made an election under section 1111(b)(2) of the Bankruptcy Code.

                  10. ACCEPTANCE BY CERTAIN CLASSES (11 U.S.C. SECTION 1129(a)(8)). With respect to each Debtor, Classes 1 and 2 are unimpaired and are deemed to have accepted the Plan. Class 3 is impaired and has voted to accept the Plan. Because Classes 4 and 5 will not receive any Distributions under the Plan, they are deemed to have rejected the Plan. Because not all impaired Classes of Claims and Interests have accepted the Plan or are deemed to have accepted the Plan, the requirements of section 1129(a)(8) have not been met, thus requiring application of section 1129(b) of the Bankruptcy Code as to those Debtors that are proceeding with confirmation of the Plan.

                  11. TREATMENT OF ADMINISTRATIVE AND TAX CLAIMS (11 U.S.C.
SECTION 1129(a)(9)). The treatment of Administrative Claims and Priority Claims under Sections III(A) and (B) of the Plan, respectively, satisfies the requirements of section 1129(a)(9)(A) and (B) of the Bankruptcy Code, and the treatment of Priority Tax Claims under Section III(A) of the Plan satisfies the requirements of section 1129(a)(9)(C) of the Bankruptcy Code, thus mooting the State of Missouri's objection.

                  12. ACCEPTANCE BY IMPAIRED CLASSES (11 U.S.C. SECTION 1129(a)(10)). More than a majority in number and two-thirds in dollar amount of the noninsider creditors in Class 3 who voted to accept or reject the Plan accepted the Plan. Therefore, section 1129(a)(10) of the Bankruptcy Code is satisfied.

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                  13. FEASIBILITY (11 U.S.C. SECTION 1129(a)(11)). The Plan
itself calls for liquidation of the Debtors; therefore, confirmation of the Plan is not likely to be followed by the need for further financial reorganization of the Debtors, thereby satisfying (or eliminating the need to consider) section 1129(a)(11) of the Bankruptcy Code.

                  14. PAYMENT OF FEES (11 U.S.C. SECTION 1129(a)(12)). All fees under 28 U.S.C. section 1930 presented to date have been paid or provided for, thereby satisfying section 1129(a)(12) of the Bankruptcy Code. Such fees shall be paid postconfirmation to the extent required by 28 U.S.C. ss. 1930.

                  15. CONTINUATION OF RETIREE BENEFITS (11 U.S.C. SECTION 1129(a)(13)). The Debtors do not have any "retiree benefits" programs, as such term is defined in section 1114 of the Bankruptcy Code. Therefore, section 1129(a)(13) is not applicable.

                  16.      IDENTIFICATION OF PLAN PROPONENTS (FED. R. BANKR.
P. 3016(a)). As required by Bankruptcy Rule 3016(a), the Plan is dated and identifies the Plan proponents.

                  17. FAIR AND EQUITABLE; NO UNFAIR DISCRIMINATION (11 U.S.C.
SECTION 1129(b)).

                  (a) CLASS 4 INTERESTS. Class 4 is an impaired class of Preferred Stock equity interests. Pursuant to section 1129(b) of the Bankruptcy Code, the Court finds that the Plan does not discriminate unfairly, and is fair and equitable with respect to Class 4 Interests. No holder of Claims or Interests junior to the equity interests of Class 4 Interests will receive or retain any property under the Plan on account of such junior Claims or Interests and no Class of Claims senior to Class 4 Interests is receiving more than full payment on account of the Claims in such Class.

                  (b) CLASS 5 INTERESTS. Class 5 is an impaired class of Common Stock equity interests. Pursuant to section 1129(b) of the Bankruptcy Code, the Court finds that the Plan does not discriminate unfairly, and is fair and equitable with respect to Class 5 Interests. No holder of Claims or Interests junior to the equity interests of Class 5 Interests will receive or retain any property under the Plan on account of such junior Claims or Interests and no Class of Claims senior to Class 5 Interests is receiving more than full payment on account of the Claims in such Class. All objections by holders of Class 5 Interests to confirmation are hereby overruled. Thus, the Plan satisfies section 1129(b) as to each of the Classes described above.

                  18. PRINCIPAL PURPOSE OF PLAN (11 U.S.C. SECTION 1129(d)). The principal purpose of the Plan is not the avoidance of taxes and the deadline for filing the Debtors' 1999 tax return with the State of Missouri is September 15, 2000.

                  19. ASSUMPTION AND REJECTION (11 U.S.C. SECTION 365(b)).
Section IV of the Plan governing the assumption and rejection of executory contracts and unexpired leases satisfies section 365(b) of the Bankruptcy Code.

                  20. ALLOWED CLAIMS (11 U.S.C. SECTION 502(b)). Except for the objection of Itron, Inc., no objections to the Estimated Allowed Claim Schedule attached to the Plan as Schedule III

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remain unresolved. All litigation concerning Itron, Inc.'s claims, including, but not limited to, issues of abstention and withdrawal pursuant to section 157(d) of title 28 of the United States Code shall be heard on a later date. There is no further need for notice and a hearing with regard to the Estimated Allowed Claim Schedule.

                  21. SUBSTANTIVE CONSOLIDATION. There are no objections to the substantive consolidation of the Debtors and their Estates. The Debtors' creditors treated them as a single economic unit, relying on consolidated financial information and not their structurally separate corporate entities in determining their creditworthiness and extending credit. The substantive consolidation of the Estates facilitates the implementation of the Plan, enabling the Debtors to treat holders of Claims with greater similarity and fairness and save administrative costs by simplifying administration of the remaining assets and liabilities. In addition to being justified pursuant to applicable law, substantive consolidation is in the best interests of their creditors. The recovery of virtually all creditors will be higher or approximately equal, under the Plan, as it would be if there were no substantive consolidation.

                  22. CONDITIONS TO CONFIRMATION. The condition to confirmation set forth in Section VI (A) of the Plan (i.e., approval of the Disclosure Statement) has been satisfied.

NOW, THEREFORE, IT IS HEREBY ORDERED THAT,

                  23. CONFIRMATION. The Plan is hereby confirmed with respect to the Debtors.

                  24. OBJECTIONS. All of the objections to confirmation of the Plan and all reservations of rights included therein that have not been withdrawn or rendered moot are overruled.

                  25. SUBSTANTIVE CONSOLIDATION. The substantive consolidation of the Estates is hereby granted.

                  26. ASSUMPTION AND REJECTION. The Debtors are hereby authorized to (a) assume the executory contracts and unexpired leases listed on Schedule II of the Plan and make cure payments on the First Distribution Date and (b) reject all executory contracts and unexpired leases not listed in Schedule II of the Plan.

                  27. EXCULPATION. (a) Except with respect to the express duties provided in the Plan, none of the Debtors, the Creditors' Committee, or any of their respective present or former members, directors, officers, employees, advisors, attorneys, affiliates, subsidiaries or agents, shall have or incur any liability to any holder of a Claim or Interest, or member of the Creditors' Committee, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors or attorneys, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of these Cases, the pursuit of confirmation of the Plan, or the consummation of the Plan, except for their willful misconduct or gross negligence, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan or in the context of these Cases.

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                  (b) Except with respect to the express duties provided in
the Plan, no holder of a Claim or Interest, or any other party in interest, including their respective agents, employees, representatives, financial advisors, or attorneys, shall have any right of action against the Debtors, the Creditors' Committee, or any of their respective present or former members, directors, officers, employees, advisors, attorneys, affiliates, subsidiaries or agents, for any act or omission in connection with, relating to, or arising out of, these Cases, the pursuit of confirmation of the Plan, the consummation of the Plan or the administration of the Plan, except for their willful misconduct or gross negligence.

                  28. INJUNCTION. Each holder of a Claim or Interest, any trustee for any such holder, any other party in interest, and any of their respective agents, employees, representatives, financial advisors, or attorneys, and any of their successors and assigns, shall be permanently enjoined from taking any of the following actions against the Debtors, the Creditors' Committee, any of their respective present or former members, directors, officers, employees, advisors, attorneys, affiliates, subsidiaries or agents, for any act or omission in connection with, relating to, or arising out of, these Cases, the pursuit of confirmation of the Plan, the consummation of the Plan or the administration of the Plan, except for their willful misconduct or gross negligence: (a) commencing, conducting, or continuing in any manner, directly or indirectly, any suit, action or other proceeding of any kind (including without limitation, any proceeding in a judicial, arbitral, administrative or other forum)(other than any actions to enforce any rights or obligations under this Plan); (b) enforcing, levying, attaching (including, without limitation, any pre-judgment attachment), collecting or otherwise recovering by any manner or means, whether directly or indirectly, any judgment, award, decree or order; (c) creating, perfecting or otherwise enforcing in any manner, directly or indirectly, any encumbrance of any kind; (d) asserting any right of setoff of any kind, directly or indirectly; (e) acting or proceeding in any manner, in any place whatsoever, that does not conform to or comply with the provisions of the Plan; and (f) prosecuting or otherwise asserting any right, claim or cause of action released pursuant to the Plan.

                  29. INJUNCTIONS AND AUTOMATIC STAY. All injunctions or stays provided for in the Chapter 11 Case under section 105 or 362 of the Bankruptcy Code and in existence on the Confirmation Date shall remain in full force and effect until the Effective Date, but shall be of no force and effect thereafter.

                  30. ALLOWED CLAIMS. Except for the Claim of Itron, Inc. and the claim of GE Modular Space, Inc. (a) each Claim listed on the Estimated Allowed Claim Schedule shall be Allowed in the amount set forth on the Estimated Allowed Claim Schedule and (b) any Claim or portion thereof for which disallowance is provided for in such Schedule shall be disallowed as so provided.

                  31. BINDING EFFECT. Effective as of the Confirmation Date, but subject to the occurrence of the Effective Date, in accordance with section 1141(a) of the Bankruptcy Code, the Plan, its provisions, and this Order shall be binding upon: (i) the Debtor; (ii) any party to an executory contract of the Debtor; and (iii) any creditor of equity interest holder of any Debtor,

                                      8

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whether or not the Claim or Interest of such creditor or equity interest holder is impaired under the Plan and whether or not such creditor or equity interest holder has accepted the Plan.

                  32. GENERAL AUTHORIZATIONS. The Debtors and the Chief Operating Officer are hereby authorized and empowered pursuant to section 1142(b) of the Bankruptcy Code to execute and deliver, and take such action as is necessary to effectuate the terms of, the instruments, agreements, and documents contemplated by the Plan.

                  33. CANCELLATION OF PREFERRED STOCK AND COMMON STOCK. Effective as of the Effective Date, the Preferred Stock and the Common Stock shall be canceled and be deemed null and void.

                  34. FAILURE TO CONSUMMATE PLAN. If the Effective Date does not occur, then (a) the Plan, (b) assumption or rejection of executory contracts or unexpired leases pursuant to the Plan, (c) any document or agreement executed pursuant to the Plan, and (d) any actions, releases, waivers, or injunctions authorized by this Confirmation Order or any order in aid of consummation of the Plan shall be deemed null and void. In such event, nothing contained in this Confirmation Order, any order in aid of consummation of the Plan, or the Plan, and no acts taken in preparation for consummation of the Plan, (a) shall be deemed to constitute a waiver or release of any Claims or Interests by or against any Debtor or any other Person, to prejudice in any manner the rights of any Debtor or any Person in any further proceedings involving such Debtor or otherwise, or to constitute an admission of any sort by any Debtor or any other Person as to any issue, including, without limitation, issues relating to the ownership by or the rights of any Debtor in all or any part of the property owned, sold, held by or in the possession of any Debtor or (b) shall be construed as a finding of fact or conclusion of law in respect thereof.

                  35. RETENTION OF JURISDICTION. The Court shall retain jurisdiction in accordance with the terms of Section VII(A) of the Plan, the other provisions of this Confirmation Order and Section 1142 of the Bankruptcy Code. Until these Chapter 11 Cases are closed, any party in interest may commence a proceeding in the Court in respect of any matter as to which jurisdiction has been retained.

                  36. NOTICE OF ENTRY OF CONFIRMATION ORDER. In accordance with Bankruptcy Rules 2002 and 3020(c), on or before the Effective Date, The Altman Group, Inc., the Debtors' publication agent, shall give notice of the entry of this Confirmation Order, together with a copy of this Confirmation Order in the form entered by the Court, by United States first class mail postage prepaid, by hand, or by overnight courier service to (a) the United States Trustee, (b) counsel for the Creditors' Committee, (c) counsel for the Noteholder Group, (d) the Securities and Exchange Commission at Washington, D.C., (e) the entities who requested notice of the Plan, the Disclosure Statement, and other documents or who objected to the Disclosure Statement or confirmation of the Plan, (f) entities who requested notices under Bankruptcy Rule 2002, (g) the Indenture Trustee, (h) all parties to executory contracts or unexpired leases rejected pursuant to the Plan, and (i) all creditors who have filed proofs of claim in these Chapter 11 Cases or who are scheduled in the Debtors' schedules of assets and liabilities, dated on or about April 10, 2000, or any amendment or modification thereto.

                  37. PUBLICATION NOTICE. The Debtors shall publish the Notice of Confirmation as promptly as possible in THE WALL STREET JOURNAL (National Edition).

                  38. RESERVE. Until the Final Distribution the Debtors shall maintain a Cash reserve equal to at least five (5) percent of the amount of Cash on hand as of the date of this Order and the Final Distribution shall not occur until this Court shall have entered an Order determining the Claims of the State of Missouri and of Itron, Inc. or such claims have been paid in full by the Debtors; PROVIDED, that if no claims remain unliquidated save the claims of Itron, Inc., the Debtors may make distribution that reduce the cash reserve to no less than $1,050,000

                  39. ADMINISTRATIVE CLAIM AND REJECTION CLAIM BAR DATE. All persons and entities seeking payment from the Estates on account of any Administrative Claims which have not been paid or otherwise satisfied prior to the date hereof or on account of any claim for damages arising from rejection of an executory contract or unexpired lease shall submit a request for payment of such Administrative Claim or Rejection Claim in each case on the form of the Official Proof of Claim form, to Debtors' Claims Agent,

                         The Altman Group Inc.
                         60 East 42nd Street
                         Suite 1241
                         New York, New York 10165
                         Telephone:  212-681-9600
                         Attention: CellNet Data Systems, Inc., ET AL.

so that such request for payment is received by the Claims Agent on or before 4:00 p.m. [Eastern time], Friday, September 15, 2000. Debtors shall have until October 16, 2000 to file objections to any such request for payment of Administrative Expense or Rejection Claim, and in such event the Court shall adjudicate any such contested matter or adversary proceeding arising therefrom, PROVIDED, HOWEVER, that all applications for compensation of professionals and reimbursement of their expenses shall be filed with this Court, not with the Claims Agent and the deadline for such applications shall be October 16, 2000.

Dated:   Wilmington, Delaware

         August 16, 2000

                                              /s/  Peter J. Walsh
                                     ------------------------------------
                                     UNITED STATES BANKRUPTCY JUDGE

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